UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 2, 2015 (March 2, 2015)
________________________________

NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)
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Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		757-629-2680
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 2, 2015, Norfolk Southern issued a Press Release announcing that the Board of Directors has elected James A. Squires as Chief Executive Officer effective June 1, 2015. The press release is attached hereto as Exhibit 99.1.

Mr. Squires, 53, has been employed by Norfolk Southern since 1992, and he has served as President since June 1, 2013. Prior thereto, he served as Executive Vice President Administration from August 1, 2012 until June 1, 2013; as Executive Vice President Finance and Chief Financial Officer from July 1, 2007 until August 1, 2012; as Executive Vice President Finance from April 1, 2007 until July 1, 2007; and as Senior Vice President Financial Planning from 2006 to 2007.

In connection with Mr. Squires’ election as Chief Executive Officer, effective June 1, 2015, Charles W. “Wick” Moorman will step down as Chief Executive Officer and remain an employee of the Corporation as Executive Chairman of the Board. In this position, Mr. Moorman will continue to lead the Board of Directors in its oversight and governance responsibilities, prioritize critical matters for Board review and deliberation, and facilitate communications between the Board and management. Mr. Moorman will also advise Mr. Squires as he transitions into his new position as Chief Executive Officer and will continue to provide input into Norfolk Southern’s long-term business strategy. Mr. Moorman will remain involved in Norfolk Southern’s government relations efforts, corporate citizenship initiatives, and certain operational activities. Additional information regarding the responsibilities of Mr. Moorman as Executive Chairman of the Board will be set forth in Norfolk Southern’s 2015 Proxy Statement.

Norfolk Southern confirms, as required by regulations under the Securities and Exchange Act of 1934, that (1) there is no family relationship between Mr. Squires and any director or executive officer of Norfolk Southern, (2) there was no arrangement or understanding between Mr. Squires and any other person pursuant to which he was elected to his position with Norfolk Southern, and (3) there is no transaction between Mr. Squires and Norfolk Southern that would require disclosure under Item 404(a) of Regulation S-K.

No material plan, contract or arrangement (whether or not written) to which Mr. Squires or Mr. Moorman is a party or a participant was entered into or materially amended in connection with Mr. Squires’ appointment or Mr. Moorman’s continuing employment as Executive Chairman, and neither Mr. Squires nor Mr. Moorman received any grant or award, or any modification thereto, under any such plan, contract or arrangement in connection with such event.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit Number    Description

99.1            Press Release dated March 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURES
NORFOLK SOUTHERN CORPORATION
(Registrant)

____/s/ Denise W. Hutson
Name: Denise W. Hutson
Title: Corporate Secretary

Date: March 2, 2015

                                                                 EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated March 2, 2015.